WALTHAUSEN SELECT VALUE FUND

Retail Class shares: WSVRX

(a series of Walthausen Funds)

Supplement dated April 9, 2020 to the Prospectuses and

Statement of Additional Information (“SAI”) dated June 1, 2019

The following supersedes any contrary information contained in any current Prospectuses or the Fund’s Statement of Additional Information

Effective May 15, 2020, Retail Class shares of the Fund will no longer be available for purchase, and all outstanding Retail Class shares will be converted to Institutional Class shares. On the effective date, each holder of Retail Class shares will receive the number of Institutional Class shares equal in value to the Retail Class shares owned by that shareholder.

All Fund share classes have the same fees and expenses before waivers provided by the Adviser. As a result of the conversion, existing Retail Class shareholders will experience a decrease in their ongoing fees and expenses because the expense limitation agreement in place through May 31, 2020 limits annual Retail Class expense to 1.35%, while the limit on Institutional Shares is 1.10%. Any early redemption fee will be waived for Retail shareholders who redeem prior to the effective date.

The conversion of Retail Class shares to Institutional Class shares will have no federal income tax consequences. Please refer to the Fund’s Institutional Class Prospectuses for information regarding Institutional Class shares, including fees and expenses.

IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-888-925-8428.

You should read this Supplement in conjunction with the Institutional Class Prospectus and Statement of Additional Information dated June 1, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-888-925-8428 or by visiting the Fund’s website at www.walthausenfunds.com.